SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                         F O R M  8-K


                        Current Report
               Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 1, 1998


	BOSTON CAPITAL TAX CREDIT FUND IV L.P.
(Exact name of registrant as specified in its charter)


	Delaware
(State or other jurisdiction of incorporation)


	0-26200	04-3208648
(Commission File Number)	(IRS Employer Identification No.)



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts	02108-4406
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (617) 624-8900

	None
 (Former name or former address, if changed since last report)




Item 5.  Other Events

	As of May 1, 1998 Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 32 thereof
(the Partnership) entered into various agreements relating to Pyramid Four Limited Partnership, a Missouri limited partnership (the Operating Partnership), including the Agreement of Limited Partnership of the Operating Partnership dated as of May 1, 1998 (the Operating Partnership Agreement), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

	The Operating Partnership owns and has constructed a forty-eight (48) - unit apartment complex located at 3302-3310 South Sterling Avenue, Independence, Missouri, which is known as Sterling Creek Apartments (the Apartment Complex). The Apartment Complex consists of six (6) buildings containing twenty-four
(24) 2-bedroom units (one unit has been designated a manager unit) and twenty-four (24) 3-bedroom units. Amenities include a playground and washer/dryer connections in all of the units. Construction of the Apartment Complex was completed in May, 1999, with 100% Occupancy projected for December, 1999.

	The Operating Partnership is receiving construction financing in the amount of $1,328,315 (the Construction Mortgage) from Midland Mortgage Investment Corporation. The Construction Mortgage carries an interest rate of prime plus two percent (2%) and has a twenty-four (24) month term. The Operating Partnership expects to receive permanent financing in the amount of $685,000 (the Permanent First Mortgage) from Midland Mortgage Investment Corporation. The Permanent First Mortgage is expected to bear interest at the Fannie Mae LIHTC rate plus fifty (50) basis points and to have a thirty (30) - year term. Finally, the Missouri Housing Development Commission provided a HOME grant to the Operating Partnership in the amount of $200,000.

	It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the Tax Credits) under Section 42 of the Internal Revenue
Code of 1986, as amended (the Code).

	The General Partner of the Operating Partnership is Phillips Development Corporation, an Arkansas corporation. The Principals of the General Partner are Chester D. Phillips (95%) and
Elizabeth S. Small (5%). Phillips Development Corporation served as the Developer of the Apartment Complex and serves as the Management Agent for the Apartment Complex. In addition, Chester Phillips Construction Company, Inc., a wholly-owned subsidiary of Phillips Development Corporation, served as the Builder of the Apartment Complex. Phillips Development Corporation (and related subsidiaries) has extensive development, construction and project management experience. As of April, 1998, Phillips Development Corporation had developed and managed in excess of 1,400 multi-family units, 1,006 of which qualified for low income housing tax credits.

	The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $2,073,594 to the Operating Partnership in three installments as follows:
(1) $1,693,431 (the First Installment) on the latest to occur of (A) the Admission Date; (B) receipt of the Permanent Mortgage Commitment and the Grant Commitment; or
(C) closing of the Construction Mortgage;
(2) $-0- (the Second Installment) on the latest to occur of (A) the Completion Date; (B) Cost Certification; (C) receipt of a current endorsement Title Policy; (D) receipt of the Construction Contract Payment Letter; (E) receipt of an estoppel letter from the Construction Lender; (F) compliance with Due Diligence recommendations; (G) or satisfaction of all the conditions to the payment of the First Installment;
(3) $239,044 (the Third Installment) on the latest to occur of (A) Initial 100% Qualified Occupancy Date; (B) achievement of the Rental Achievement; (C) Permanent
Mortgage Commencement; (D) State Designation; or (E) satisfaction of all the conditions to the payment of the First and Second Installments; and
(4) $141,119 (the Fourth Installment) on the latest to occur of (A) Rental Achievement Confirmation or (B) satisfaction of all the conditions to the payment of the First Second and Third Installments.
All Installments have been paid in by the Partnership.
	The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $2,880,280 of Tax Credits during the 11-year period commencing in 1999 of which 99.99% ($2,879,990) will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership.
	The total Capital Contribution of Missouri Affordable Housing Fund IX, L.P. (the Missouri Limited Partner) to the Operating Partnership is $748,790; $654,827 of which is payable for the Second Installment and $93,958 of which is payable for the Third Installment ($5.00 was paid to the Operating Partnership on the Admission Date). The total contribution of the Missouri Limited Partner to the Operating Partnership is based on the Missouri Limited Partner receiving $2,879,990 of Missouri Tax Credits during the 11-year period commencing in 1999 of which all 100% will be allocated to the Missouri Limited Partner.
	The Partnership believes that the Apartment Complex is adequately insured.

	Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership
Agreement:

          Profits, Losses and
            Tax Credits from     Capital       Cash  Missouri
           Normal Operations    Transactions   Flow   Credits


General Partner   .01%            80%            80%      0%

Investment
Limited
Partner           99.99%         19.998%         20%       0%

Special
Limited
Partner              0%            .001%          0%       0%

Missouri Limited
Partner              0%            .001%          0%     100%

The Special Limited Partner of the Operating Partnership is BCTC
94, Inc., (an affiliate of the Partnership).

	The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

	BCCLP or an Affiliate thereof, will receive an Asset Management Fee commencing in 2000 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership in the annual amount of $2,000. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating Partnership Agreement; provided, however, that if in any fiscal year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first fiscal year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

	The Operating Partnership shall pay to the General Partners a non-cumulative fee (the Annual Partnership Management
Fee) commencing in 2000 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $2,000. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating Partnership Agreement to the extent Cash Flow is available therefor for such year.

	In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the General Partners a fee (the Construction and Development Fee) in the principal amount of $474,121 pursuant to the terms of a Development Agreement dated April 30, 1998 as modified from time to time. The Construction and Development Fee shall be payable $333,002 from the proceeds of the Third Installment and the Missouri Capital Contribution and $141,119 from the proceeds of the Fourth Installment.

	The Builder of the Apartment Complex will receive a total compensation of $2,706,800 which includes Builder's Profit of $95,000. The Management Agent of the Apartment Complex will receive a Management Fee equal to $30.00 per occupied unit mer month.

Item 7.  Exhibits.
(c)	Exhibits.
(1)	(a)*  Form of Dealer-Manager Agreement between Boston
Capital Services, Inc. and the Registrant (including, as
an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Pyramid Four Limited Partnership Agreement of Limited
Partnership
(2)	(b)	Pyramid Four Limited Partnership Certification and
Agreement.
(2)	(c)	Development Agreement by and between Pyramid Four
Limited Partnership and Phillips Development Corporation
(4)	(a)**  Agreement of Limited Partnership of the Partnership
(16)  None
(17)  None
(20)  None
(23)  None
(24)  None
(27)  None
* Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange
 Commission.

**  Incorporated by reference to Exhibit (4) to Registration Statement
 No. 33-70564 on Form S-11, as filed with the Securities and Exchange
 Commission.


SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  February 16, 2000


BOSTON CAPITAL TAX CREDIT FUND IV
L.P.


By:	Boston Capital Associates IV
L.P.,
	its General Partner


By:	C&M Associates, d/b/a Boston
Capital Associates, its
General Partner


By:	/s/ Herbert F. Collins
Herbert F. Collins, Partner